UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2004

GSI Commerce, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-16611	04-2958132
(Commission File Number)	(I.R.S. Employer Identification No.)

935 First Avenue, King of Prussia, PA 19406

(Address of Principal Executive Offices) (Zip Code)

(610) 265-3229

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

This Form 8-K describes actions taken by the compensation committee of GSI Commerce Inc. (“GSI”) with regard to certain compensation matters to the extent such matters related to the executive officers who were named in the Summary Compensation Table of GSI’s 2004 Proxy Statement and who are expected to be named in the Summary Compensation Table of GSI’s 2005 Proxy Statement (the “Named Executive Officers”).

Base Salary

On January 24, 2005, GSI’s compensation committee increased the annual base salary of Damon Mintzer, our Executive Vice President, Sales, from $300,000 to $350,000.

2005 Leadership Bonus Plan

On January 24, 2005, GSI’s compensation committee approved the 2005 leadership bonus plan, which is not set forth in a written agreement, for certain management-level employees, including the Named Executive Officers. Under the 2005 leadership bonus plan, if GSI achieves certain EBITDA targets approved by the compensation committee, GSI will establish a fixed bonus pool to be paid out to eligible participants. Each eligible participant’s bonus will be funded from this fixed pool and will be based upon a percentage of that participant’s base salary.

The 2005 leadership bonus plan sets the annual incentive bonus targets for each level of eligible employee. The target bonus for senior management, including the Named Executive Officers, is equal to up to 50% of each individual’s base salary. If GSI achieves certain EBITDA targets, each eligible participant will receive 75% of that individual’s target bonus amount, with the remaining 25% subject to upward or downward adjustment based upon individual performance. Under the 2005 leadership bonus plan, one-third of the aggregate amount of bonus to be paid to each participant will be paid in cash and two-thirds will be paid in restricted stock or deferred stock. Each restricted stock award or deferred stock award paid under the 2005 leadership plan will be 50% vested when issued, with the remaining 50% vesting on the first anniversary of the issue date.

Option Grants

On November 29, 2004, GSI’s compensation committee granted Damon Mintzer an option to purchase 50,000 shares of GSI common stock under the GSI Commerce, Inc. 1996 Equity Incentive Plan (the “1996 Plan”) at an exercise price of $13.62. This option was 50% vested on the grant date and the remainder will vest on the first anniversary of the grant date. The foregoing summary is not intended to be complete, and is qualified in its entirety by reference to the form of option agreement included as Exhibit 10.1 to this Report and incorporated herein by reference.

Restricted Stock Awards

On August 31, 2004, GSI’s compensation committee granted a restricted stock award of 5,700 shares of common stock to each of Robert Liewald, our Executive Vice President, Merchandising, and Damon Mintzer under the 1996 Plan. Each of the above restricted stock awards will vest as to 25% of the total number of shares subject to such award on each of the first, second, third and fourth annual anniversary dates of the grant of the award. The foregoing summary is not intended to be complete, and is qualified in its entirety by reference to the form of restricted stock award agreement included as Exhibit 10.3 to this Report and incorporated herein by reference.

Deferred Stock Award

On March 7, 2005, GSI’s compensation committee granted a deferred stock award of 12,179 shares of common stock to Damon Mintzer under the 1996 Plan, subject to the extension of Mr. Mintzer’s employment agreement with GSI. This deferred stock award will vest as to 25% of the total number of shares subject to the award on each of the first, second, third and fourth annual anniversary dates of the grant of the award. The foregoing summary is not intended to be complete, and is qualified in its entirety by reference to the form of deferred stock award included as Exhibit 10.4 to this Report and incorporated herein by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On March 8, 2005, GSI’s board of directors amended and restated GSI’s bylaws (the “bylaws” and as amended and restated, the “amended bylaws”). The amended bylaws are effective as of March 8, 2004. The following table sets forth a brief summary of the material provisions adopted or changed by the amended bylaws. This summary is not intended to be complete, and is qualified in its entirety by reference to GSI’s Amended and Restated Bylaws included as Exhibit 3.1 to this Report and incorporated herein by reference.

BYLAW PROVISION	OLD PROVISION	NEW PROVISION
Right to Call Special Meetings of Stockholders	May be called by Chairman of the Board, the President and 10% stockholders	May be called by the Chairman of the Board, the Chief Executive Officer, the President or by a majority of the Board of Directors (Section 6(a))

Ability of Stockholders to Act by Written Consent	Stockholders may act by written consent without a meeting	Stockholders must bring proposals before a meeting of stockholders (Section 13)

Advance Notice and Specified Procedures for Stockholder Actions	None	Bylaws specify detailed procedures for, and specify at least 90 and not more than 120 days’ advance notice of, director nominations and stockholder proposals. (Section 5; Section 6(c))

Notices and written consents by phone, email and facsimile	Emails and faxes not permitted for notice to directors and stockholders or for written consents by board.	Emails and faxes permitted for these purposes. (Multiple provisions)

Notice Required for Special Meetings of Directors	Two days’ notice required if delivered in person or by telegram; three days notice required if delivered by mail. Phone, e-mail and fax notice not permitted.	24 hours’ notice if delivered by phone, email or fax; three days if delivered by mail. (Section 21(d))

Indemnification:

Mandatory indemnification for directors, officers, employees and agents where indemnification is required by statute. No provision for advancement of expenses.

Mandatory indemnification, even if not required by statute, if the Board believes the director, officer, employee or agent acted in good faith and in best interest of company or, in criminal proceedings, without reasonable cause to believe conduct unlawful.

Mandatory indemnification and advancement of expenses for directors and officers to the fullest extent permitted by Delaware law, subject to limitations where a proceeding is initiated by an indemnitee. The Board has the discretion to provide indemnification for employees and agents. (Article XI)

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

None.

(b)	Pro-forma Financial Information

None.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
3.1	Amended and Restated Bylaws.

10.1	Form of Option Agreement Issued to Executive Officers Under the GSI Commerce, Inc. 1996 Equity Incentive Plan

10.2	Form of Option Agreement Issued to Directors Under the GSI Commerce, Inc. 1996 Equity Incentive Plan

10.3	Form of Restricted Stock Award Under the GSI Commerce, Inc. 1996 Equity Incentive Plan

10.4	Form of Deferred Stock Award Under the GSI Commerce, Inc. 1996 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI Commerce, Inc.

Date: March 11, 2005	By:	/s/ Jordan M. Copland
	Name:	Jordan M. Copland
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws.

10.1	Form of Option Agreement Issued to Executive Officers Under the GSI Commerce, Inc. 1996 Equity Incentive Plan

10.2	Form of Option Agreement Issued to Directors Under the GSI Commerce, Inc. 1996 Equity Incentive Plan

10.3	Form of Restricted Stock Award Under the GSI Commerce, Inc. 1996 Equity Incentive Plan

10.4	Form of Deferred Stock Award Under the GSI Commerce, Inc. 1996 Equity Incentive Plan